                                                                   EXHIBIT 10.29

                           PACER INTERNATIONAL, INC.

                            1999 STOCK OPTION PLAN
                            ----------------------

     1. Purpose Of The Plan
        -------------------

          The purpose of the PACER INTERNATIONAL, INC. 1999 STOCK OPTION PLAN (the "Plan") is (i) to further the growth and success of Pacer International,
      ----
Inc., a Tennessee corporation (the "Company"), by permitting employees and non-
                                    -------
employee directors of the Company to acquire shares of common stock, $.01 par value, of the Company, thereby increasing such employees' personal interest in such growth and success and (ii) to provide a means of rewarding outstanding contribution by such persons to the Company. Except with respect to certain Rollover Options described below, Options subject to this Plan (the "Options")
                                                                     -------
are not intended to qualify as "incentive stock options" ("Incentive Stock
                                                           ---------------
Options,") under the provisions of Section 422 of the Internal Revenue Code of
-------
1986, as amended (the "Code").
                       ----

     2. Definitions
        -----------

          As used in this Plan, the following capitalized terms shall have the meanings set forth below:

          "Affiliate" means any Person that is controlled by, controlling or under common control with the Company and shall include Apollo and each of its partners and each Person in which Apollo or such partners hold or have the right to acquire, collectively, more than 25% of the voting Equity Interest.

          "Anniversary Date" means each of the successive annual anniversary dates that follow the last day of the calendar quarter coincident with or following the Effective Date.

          "Apollo" means Apollo Management, L.P.

          "Board" has the meaning set forth in Section 3(a).

          "Capital Stock" means any and all shares, interests, participation or other equivalents (however designated) of corporate stock, including all common stock and preferred stock.

          "Code" has the meaning set forth in Section 1.

          "Committee" has the meaning set forth in Section 3(a).

          "Common Stock" means the common stock, $.01 par value, of the Company.

          "Company" has the meaning set forth in Section 1.

          "Disability" shall have the meaning defined in an employment or similar agreement between the Company and the Optionee, or, if there is no employment or similar agreement between the Company and the Optionee that defines "disability" for purposes of such agreement, what constitutes a "disability" shall be determined by the Committee in good faith.

          "EBITA" means, for any period of determination thereof, Net Income of the Company and its subsidiaries plus, without duplication, (a) Interest Expense, (b) income tax expense, refunds or credits for such periods included on the Company's profit and loss statement and (c) amortization expense of the Company and its subsidiaries, all determined in accordance with GAAP.

          "Effective Date" means the date of consummation of the transactions contemplated under the Merger Agreement and under the Stock Purchase Agreement.

          "Equity Interest" means (a) with respect to a corporation, any and all Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable for, Capital Stock) and (b) with respect to a partnership, limited liability company or similar Person, any and all units, interests, rights to purchase, warrants, options or other equivalents of, or other ownership interests in, any such Person.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Expiration Date" has the meaning set forth in Section 9.

          "Fair Market Value" means:

     (a) if the Shares of Common Stock are publicly traded and reported on a closing price basis, the closing price on the principal national securities exchange, market or system on which the Shares of Common Stock are traded on the trading day immediately preceding the date of determination or, if no trades were made on such day, on the next preceding day on which trades were made, otherwise, the average of the high bid and low asked prices for the Shares of Common Stock on the trading day immediately preceding the date of determination in the over-the-counter market as reported by the Nasdaq National Market ("Nasdaq") or, if not reported by Nasdaq, by an established quotation service
 -------
for over-the-counter securities; or

     (b) if there is no public trading market for the Shares, the fair value of such Shares on the date of any determination as reasonably determined in good faith by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation recent sale and offer prices of Shares in private transactions negotiated at arms' length.

          Notwithstanding anything contained in this Plan to the contrary, all determinations pursuant to this Section shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

          "GAAP" means generally accepted accounting principles in the United States, consistently applied, and statements and interpretations (if applicable) issued by the Financial Accounting Standards Board, or any successor body, as in effect from time to time, unless otherwise stated.

          "Incentive Stock Option" has the meaning set forth in Section 1.

          "Indebtedness" means (a) indebtedness for borrowed money, (b) reimbursement obligations with respect to letters of credit and similar instruments, (c) obligations incurred, issued or assumed as the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business consistent with past practice), (d) obligations of others secured by (or, for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property or assets of the Company or any subsidiary, (e) capital lease obligations, (f) obligations in respect of guarantees of any of the foregoing or any "keep well" or other agreement to maintain any financial statement condition of another person, in each case, whether or not matured, liquidated, fixed, contingent, or disputed, and (g) any prepayment penalties or similar charges incurred by the Company in connection with any of the foregoing indebtedness or obligations. Each of the foregoing items shall be taken into account in determining Indebtedness to the extent such items would be reflected on the Company's balance sheet in accordance with GAAP consistently applied.

          "Initial Awards" has the meaning set forth in Section 4(b).

          "Initial Participants" means the persons listed as Initial Participants on Exhibit A hereto.

          "Interest Expense" means, for any period, all interest (including capitalized interest) and all amortization of debt discount and expense on any particular Indebtedness (including, without limitation payment-in-kind, zero coupon and other like securities and the interest component of capital lease obligations applicable to such period) of the Company and its subsidiaries determined on a consolidated basis in accordance with GAAP.

          "Investment" in any Person, means any loan or advance to such Person, any purchase or other acquisition of any Equity Interest or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including any arrangement pursuant to which an investing Person incurs Indebtedness of the types referred to in the definition of "Indebtedness" in respect of such Person.

          "Merger Agreement" means the Agreement and Plan of Merger entered into by and among Mile High Acquisition Corp., Pacer International, Inc. and Stockholders of Pacer International, Inc. dated February 22, 1999.

          "Net Debt" means (a) all amounts owing by the Company in respect of outstanding Indebtedness (including principal, interest, fees, expenses and prepayment penalties (which are due and payable)), less (b) cash of the Company, all determined on a consolidated basis in accordance with GAAP.

          "Net Income" means, for any period, the gross revenues of the Company and its consolidated subsidiaries for such period less all expenses and other proper charges, in each case determined in accordance with GAAP, but (a) excluding in any event Apollo's annual management fee charged to the Company,
(b) adjusted to reflect business acquisitions or dispositions occurring during the period on a pro-forma combined basis as if the transactions had occurred at the beginning of such period, taking into account the historical financial results of the applicable business, and (c) adjusted for the after-tax effect of extraordinary gains or losses and other non-recurring or non-operating gains or losses which affect Net Income as and to the extent deemed appropriate by the Committee in its sole discretion.

          "Option" means an option to purchase Shares subject to the terms and conditions of this Plan.

          "Option Agreement" has the meaning set forth in Section 4(c).

          "Option Price" has the meaning set forth in Section 5(a).

          "Optioned Shares" has the meaning set forth in Section 10(b).

          "Optionees" has the meaning set forth in Section 4(a).

          "Per Share Equity Value" means, in respect of any Tranche B or Tranche C Performance Measurement Date or other applicable measurement date under the Shareholders' Agreement, (a) the product of (i) EBITA for the twelve-month period ending on such date, multiplied by (ii) 7.0, less, (b) the outstanding
                                                    ----
principal balance of the outstanding consolidated Indebtedness (plus any accrued interest) and the value of the Company preferred stock (in each case as adjusted to reflect a Sale of the Company, if applicable) divided by (c) the sum of (i) the number of Shares of Common Stock outstanding as of the end of such twelve-month period and (ii) the number of Shares of Common Stock issuable upon the conversion of securities convertible into Shares of Common Stock or upon the exercise of vested options or warrants exercisable for Shares of Common Stock, using the treasury share method in accordance with GAAP, including any Options scheduled to become vested on such measurement date. Notwithstanding the foregoing, in the case of a Qualified Public Offering, Per Share Equity Value shall have the meaning set forth in Sections 7(b) or 8(b), as applicable.

          "Person" is to be construed in the broadest sense and means and includes any natural person, company, limited liability company, partnership, joint venture, corporation, business trust, or unincorporated organization or any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

          "Plan" has the meaning set forth in Section 1.

          "Preferred Stock" means preferred stock of the Company, par value 01.

          "Qualified Public Offering" means a public offering of Shares of Common Stock of the Company in which the proceeds to the Company, net of all fees, commissions, discounts and expenses, equals or exceeds $ 50 million.

          "Rollover Option" means a stock option originally granted under the PMT Holdings, Inc. 1997 Stock Option Plan ("1997 Rollover Options") or the Pacer International,

Inc. 1998 Stock Option Plan ("1998 Rollover Options") which remains outstanding as of the Effective Date.

          "Sale of the Company" means the occurrence of one or more of the following:

     (a) a sale or series of sales to any Person or group of Persons in related transactions, other than an Affiliate of the Company, of all or substantially all of the assets of the Company;

     (b) a sale or series of sales by the Company of Shares of Common Stock (whether by merger or otherwise), if any such sale or series of sales is made to a Person or group of Persons in related transactions, other than an Affiliate of the Company, which Person (or group of Persons), after giving effect to such sale or series of sales, will own more than 50% of the outstanding Capital Stock of the Company; or

     (c) a sale or series of sales by the shareholders of the Company of Shares of Common Stock, if any such sale is made to a Person or group of Persons in related transactions, other than an Affiliate of the Company, which Person (or group of Persons), after giving effect to such sale or series of sales, will own more than 50% of the outstanding Shares of Common Stock.

          "Securities Act" has the meaning set forth in Section 12(b).

          "Shares" means a shares of Common Stock or Preferred Stock except as specifically set forth as shares of Common Stock or shares of Preferred Stock.

          "Shareholders' Agreement" means that certain Shareholders' Agreement among Coyote Acquisition LLC, Coyote Acquisition II LLC, APL Land Transport Services, Inc. and certain shareholders of the Company, dated as of May --, 1999.

          "Stock Purchase Agreement" means the Stock Purchase Agreement by and between APL Limited and Coyote Acquisition LLC, dated March 15, 1999.

          "Tranche A Options" has the meaning set forth in Section 4(d).

          "Tranche B Options" has the meaning set forth in Section 4(d).

          "Tranche B Performance Measurement Date" has the meaning set forth in
Section 7(a).

          "Tranche B Per Share Target Value" has the meaning set forth in
Section 7(a).

          "Tranche B Vesting Date" has the meaning set forth in Section 7(a).

          "Tranche C Options" has the meaning set forth in Section 4(d).

          "Tranche C Performance Measurement Date" has the meaning set forth in
Section 8(a).

          "Tranche C Per Share Target Value" has the meaning set forth in
Section 8(a).

          "Tranche C Vesting Date" has the meaning set forth in 8(a).

          "Transferred" means, with respect to any security (including any Option), sold, transferred, assigned, encumbered, pledged or otherwise disposed of, either voluntarily or involuntarily and with or without consideration (including, without limitation, by way of foreclosure or other acquisition by any lender with respect to any Shares pledged to such lender by an Optionee).

          "Vested Option" means an option which has vested and become exercisable in accordance with this Plan, or pursuant to an Option Agreement, as the case may be.

     3. Administration Of The Plan
        --------------------------

        (a) Stock Option Committee. This Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the
                ---------
"Board"), appointed from time to time by the Board. The Committee shall include
 -----
the Chairman of the Board of the Company at all times. The Committee shall have the power and authority to grant Options under this Plan. The Board may exercise any power to be exercised by the Committee hereunder. Awards of Options to non-employee directors of the Company under the Plan shall be approved by the Board and, with respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be vested in the Board and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

        (b) Procedures. The members of the Committee shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of this Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the actions of the Committee.

        (c) Administration. Except as may otherwise be expressly reserved to the Board as provided herein, the Committee shall have all powers with respect to the administration of this Plan, including the interpretation of the provisions of this Plan and any Option Agreement and the making of all factual determinations and financial calculations required under the Plan. All decisions of the Board or the Committee, as the case may be, not inconsistent with the Plan or Option Agreement terms, shall be conclusive and binding on all participants in this Plan. No member of the Board or Committee will be liable for any action or determination made in good faith by the Board or Committee with respect to the Plan or any Option Agreement under it.

     4. Grant Of Options; Shares Subject To This Plan
        ---------------------------------------------

        (a) Power to Grant Options. Subject to the provisions of this Plan including, without limitation, any specific provisions regarding the Initial Awards, the Committee shall have the power and authority, in its sole discretion:

           (i) to approve of the persons (from among the class of persons eligible to receive Options under this Plan) to whom Options shall be granted, as recommended by the management of the Company (the "Optionees");
                                                                    ---------

           (ii) to approve of the time or times at which Options shall be granted, as recommended by the management of the Company; and

           (iii) to approve of the number of Shares subject to such Option, as recommended by the management of the Company.

     (b)  Eligibility.  Notwithstanding anything to the contrary contained
          -----------
herein, as of the Effective Date, each Initial Participant shall be granted Options which shall represent the right to acquire the number of Shares of Common Stock set forth next to the name of each Initial Participant on Exhibit A hereto (the "Initial Awards"). An aggregate of 832,000 Shares of Common Stock
             --------------
shall be subject to the Initial Awards. Options, other than the Initial Awards, may be granted under this Plan at any time and from time to time following the Effective Date and up to the tenth anniversary of the Effective Date to any person who is an employee or non-employee director of the Company or any of its subsidiaries at the time of grant. Notwithstanding any other provisions of this Plan to the contrary, the Committee may, in its discretion, provide that, with respect to any Option, the terms of the Option Agreement evidencing such Option shall control any conflicts between provisions of this Plan and provisions of such Option Agreement.

     (c)  Option Agreements.  Each Option shall be evidenced by a written
          -----------------
agreement (an "Option Agreement"), in substantially the forms of Exhibit D, with
               ----------------
such changes thereto as are consistent with this Plan as the Committee shall deem appropriate. Each Option Agreement shall be executed by the Company and the Optionee.

     (d)  Date of Grant.  The date of grant of the Initial Awards shall be the
          -------------
Effective Date. The date of grant of an Option, other than an Initial Award, under this Plan shall be the date as of which the Committee approves the grant of the Option (or such later date as may be specified by the Committee).

     (e)  Vesting of Options.  With respect to Initial Awards, 277,345 Shares of
          ------------------
Common Stock of the aggregate Initial Awards shall become vested and exercisable in accordance with Section 6 ("Tranche A Options"), 277,336 Shares of Common
                               -----------------
Stock of the aggregate Initial Awards shall become vested and exercisable in accordance with Section 7 ("Tranche B Options"), and 277,319 Shares of Common
                            -----------------
Stock of the aggregate Initial Awards shall become vested and exercisable in accordance with Section 8 ("Tranche C Options"). Rollover Options shall become
                            -----------------
vested and exercisable as provided in the Merger Agreement and as set forth in the Option Agreements relating to each Rollover Option, provided that all 1997 Rollover Options shall become Vested Options upon a Sale of the Company. Options, other than the Rollover Options and the Initial Awards, granted under the Plan shall become vested and exercisable as determined by the Committee, in its sole and absolute discretion, and set forth in the Option Agreement.

     (f) Number of Shares.  Subject to any adjustments pursuant to Section 11
         ----------------
and subject to the vesting provisions set forth herein, each Option shall be exercisable for one Share. Subject to any equitable adjustments pursuant to
Section 11, the number of Shares of Common Stock subject at any one time to Options granted under this Plan, and the number of Shares of Common Stock theretofore issued and delivered pursuant to the exercise of Options granted under this Plan, shall be 1,793,747 Shares of Common Stock, which includes 562,861 Shares of Common Stock subject to the Rollover Options. In addition, subject to any equitable adjustments pursuant to Section 11 hereof, 44,997 Shares of Preferred Stock will be subject to 1997 Rollover Options. If and to the extent that Options granted under this Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under this Plan with respect to the Shares of Common Stock covered by the unexercised portion of such terminated, expired or canceled Options.

     (g)  Character of Shares. The Shares of Common Stock issuable upon exercise
          -------------------
of Options granted under this Plan shall be (i) authorized but unissued Shares of Common Stock, (ii) Shares of Common Stock held in the Company's treasury or
(iii) a combination of the foregoing.

     (h)  Reservation of Shares.  The Company shall ensure that the number of
          ---------------------
Shares reserved for issuance under this Plan shall at all times be equal to the maximum number of Shares which may be purchased at such time pursuant to outstanding Options.

     (i)  Rollover Options.  As of the closing of the Effective Date, all
          ----------------
Rollover Options shall become subject to the terms and conditions of this Plan and the Option Agreements entered into hereunder, which shall substitute for the Option Agreements previously entered into with respect to the Rollover Options. Exhibit B sets forth the number of Shares of Common Stock and Shares Preferred Stock and the exercise price of each next to the name of each holder thereof.
An aggregate of 562,861 Shares of Common Stock and 44,997 Shares of Preferred Stock are subject to the Rollover Options. All Rollover Options originally qualified as Incentive Stock Options under the PMT Holdings, Inc. 1997 Stock Option Plan and the applicable provisions of the Code shall, to the extent permitted under the Code, continue to be treated as Incentive Stock Options.

     5. Option Price
        ------------

          The exercise price (the "Option Price") for each Share subject to an Option shall be determined by the Committee and set forth in the Option Agreement, except that (i) the exercise price for the Initial Awards shall be $10.00 per share (subject to equitable adjustment pursuant to Section 11 hereof), and (ii) the exercise price of each Rollover Option shall be determined in the manner determined in Section 4.4(b) of the Merger Agreement and as set forth in the Option Agreements relating to each Rollover Option.

     6. Exercisability And Vesting Of Tranche A Options
        -------------------------------------------------

          (a)  Vesting Schedule.  Tranche A Options shall become Vested
               ----------------
Options in five equal installments on each of the first five Anniversary Dates, provided the Optionee is employed by the Company on each such anniversary date.

       (b) Termination of Employment.  Each Tranche A Option shall cease vesting
           -------------------------
as of the time that an Optionee's employment with the Company is terminated for any reason, and any Tranche A Option that is not a Vested Option as of such time shall become null and void and be of no further force or effect.

     7. Exercisability And Vesting Of Tranche B Options
        -----------------------------------------------

       (a) Vesting Schedule.  All of the Tranche B Options shall become
           ----------------
Vested Options on the date that is seven years immediately following the date of grant ("Tranche B Vesting Date") if the Optionee is employed by the Company on
        ----------------------
the Tranche B Vesting Date. However, if the Per Share Equity Value as of a Tranche B Performance Measurement Date indicated below (each a "Tranche B
                                                                ---------
Performance Measurement Date") equals or exceeds the corresponding Tranche B Per
----------------------------
Share Target Value indicated below (the "Tranche B Per Share Target Value") and
                                         --------------------------------
the Optionee is employed by the Company on such Tranche B Performance Measurement Date, then 20% of the Tranche B Options shall vest on such Tranche B Performance Measurement Date.

                      ------------------------------------------------------
                        Tranche B Performance          Tranche B Per Share
                        Measurement Date                  Target Value
                      ------------------------------------------------------
                        first Anniversary Date              $13.00
                      ------------------------------------------------------
                        second Anniversary Date             $16.90
                      ------------------------------------------------------
                        third Anniversary Date              $21.97
                      ------------------------------------------------------
                        fourth Anniversary Date             $28.58
                      ------------------------------------------------------
                        fifth Anniversary Date              $37.13
                      ------------------------------------------------------

     (b)  IPO Prior to Final Performance Measurement Date.  Notwithstanding the
          -----------------------------------------------
provisions of Section 7(a), if the Company sells Shares of Common Stock in a Qualified Public Offering prior to the date of final Tranche B Performance Measurement Date, the Per Share Equity Value as of each Tranche B Performance Measurement Date following the Qualified Public Offering shall be the average closing stock price for the 90 trading days immediately preceding such Tranche B Performance Measurement Date (with the five highest and five lowest closing prices disregarded), subject to adjustment pursuant to Section 11 hereof.

     (c)  Sale of the Company.  Notwithstanding the provisions of Section 7(a),
          -------------------
if a Sale of the Company shall occur prior to the date of final Tranche B Performance Measurement Date, all of the Tranche B Options that are scheduled for possible vesting on a Tranche B Performance Measurement Date that is on or after the date of such Sale of the Company shall become Vested Options as of the effective date of the Sale of the Company, subject to the condition that the Fair Market Value of the per share consideration received by the holders of Shares (after giving effect to the vesting described herein), net of all after-tax fees and expenses incurred in such Sale of the Company, equals or exceeds
(i) the Tranche B Per Share Target Value for the Tranche B Performance Measurement Date immediately preceding such Sale of the Company, plus (ii) the product of (x) (A) the Tranche B Per Share Target Value for the Tranche B Performance Measurement Date immediately following such Sale of the Company, less (B) the Tranche B Per Share Target Value for the Tranche B Performance Measurement Date immediately preceding such Sale of the Company, multiplied by
(y) a fraction, the numerator of which is the number of days lapsed as of the consummation of such Sale of the Company since the immediately preceding Tranche B Performance Measurement Date and the denominator of which is 365.

          (d)  Calculations. Notwithstanding anything to the contrary contained
               ------------
in this Plan, the determination as to whether the Per Share Equity Value (prior to a Qualified Public Offering) equals or exceeds the Tranche B Per Share Target Value shall be made after the Company's audited financials for the applicable period become available. All decisions by the Committee with respect to any calculations pursuant to this Section (absent manifest error or bad faith) shall be final and binding on all Optionees.

          (e)  Termination of Employment.  Notwithstanding anything else to the
               -------------------------
contrary in this Section 7, each Tranche B Option shall cease vesting as of the time that an Optionee's employment with the Company is terminated for any reason, and no Tranche B Option which is not a Vested Option as of such time shall become a Vested Option thereafter.

     8. Exercisability And Vesting Of Tranche C Options
        -------------------------------------------------

          (a)  Vesting Schedule.  All of the Tranche C Options shall become
               ----------------
Vested Options on the date that is seven years immediately following the date of grant ("Tranche C Vesting Date") if the Optionee is employed by the Company on
        ----------------------
the Tranche C Vesting Date.  However, if the Per Share Equity Value as of a
            -
Tranche C Performance Measurement Date indicated below (each a "Tranche C
        -                                                       ---------
Performance Measurement Date") equals or exceeds the corresponding Tranche C Per
----------------------------                                               -
Share Target Value indicated below (the "Tranche C Per Share Target Value") and
                                         --------------------------------
the Optionee is employed by the Company on such Tranche C Performance
                                                        -
Measurement Date, then 20% of the Tranche C Options shall vest on such Tranche C
                                          -                                    -
Performance Measurement Date.

                         ---------------------------------------------------
                          Tranche C Performance        Tranche C Per Share
                          Measurement Date                Target Value
                         ---------------------------------------------------
                          first Anniversary Date                  $14.00
                         ---------------------------------------------------
                          second Anniversary Date                 $19.60
                         ---------------------------------------------------
                          third Anniversary Date                  $27.44
                         ----------------------------------------------------
                          fourth Anniversary Date                 $38.42
                         ----------------------------------------------------
                          fifth Anniversary Date                  $53.79
                         ----------------------------------------------------

     (b) IPO Prior to Final Performance Measurement Date.  Notwithstanding the
         -----------------------------------------------
provisions of Section 8(a), if the Company sells Shares of Common Stock in a Qualified Public Offering prior to the date of final Tranche C Performance Measurement Date, the Per Share Equity Value as of each Tranche C Performance Measurement Date following the Qualified Public Offering shall be the average closing stock price for the 90 trading days immediately preceding such Tranche C Performance Measurement Date (with the five highest and five lowest closing prices disregarded), subject to adjustment pursuant to Section 11 hereof.

     (c) Sale of the Company.  Notwithstanding the provisions of Section 8(a),
         -------------------
if a Sale of the Company shall occur prior to the date of final Tranche C Performance Measurement Date, all of the Tranche C Options that are scheduled for possible vesting on a Tranche C Performance Measurement Date that is on or after the date of such Sale of the Company shall become Vested

Options as of the effective date of the Sale of the Company, subject to the condition that the Fair Market Value of the per share consideration received by the holders of Shares (after giving effect to the vesting described herein), net of all after-tax fees and expenses incurred in such Sale of the Company, equals or exceeds (i) the Tranche C Per Share Target Value for the Tranche C Performance Measurement Date immediately preceding such Sale of the Company, plus (ii) the product of (x) (A) the Tranche C Per Share Target Value for the Tranche C Performance Measurement Date immediately following such Sale of the Company, less (B) the Tranche C Per Share Target Value for the Tranche C Performance Measurement Date immediately preceding such Sale of the Company, multiplied by (y) a fraction, the numerator of which is the number of days elapsed as of the consummation of such Sale of the Company since the immediately preceding Tranche C Performance Measurement Date and the denominator of which is 365.

          (d)  Calculations.  Notwithstanding anything to the contrary contained
               ------------
in this Plan, the determination as to whether the Per Share Equity Value (prior to a Qualified Public Offering) equals or exceeds the Tranche C Per Share Target Value shall be made after the Company's audited financials for the applicable period become available. All decisions by the Committee with respect to any calculations pursuant to this Section (absent manifest error or bad faith) shall be final and binding on all Optionees.

          (e)  Termination of Employment.  Notwithstanding anything else to the
               -------------------------
contrary in this Section 8, each Tranche C Option shall cease vesting as of the time that an Optionee's employment with the Company is terminated for any reason, and no Tranche C Option which is not a Vested Option as of such time shall become a Vested Option thereafter.

     9.   Automatic Termination Of Option
          -------------------------------

          Each Vested Option that has not previously been exercised by an Optionee shall automatically terminate and shall become null and void and be of no further force or effect upon the first of the following to occur (the "Expiration Date"):
 ---------------

          (a) the tenth anniversary of the date on which such Option is granted;

          (b) if an Optionee's employment with the Company or service as a non-employee director of the Company is terminated for any reason other than the death or Disability of the Optionee, the ninetieth day following the date of such termination;

          (c) if an Optionee's employment with the Company or service as a non-employee director of the Company is terminated due to the death or Disability of the Optionee, twelve months after the date of such death or Disability; or

          (d) notwithstanding the foregoing, the expiration of such other period of time or the occurrence of such other event as the Committee, in its discretion, may provide in the Option Agreement governing such Option, provided that no Option shall be exercisable after the tenth anniversary of the date on which such Option is granted.

     10.  Procedure For Exercise
          ----------------------

          (a)  Payment.  At the time an Option is granted under this Plan, the
               -------
Committee shall, in its discretion, specify one or more of the following forms of payment which may be used by an Optionee upon exercise of his Vested Option:

               (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised;

               (ii) stock certificates (in negotiable form) representing Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised; or

               (iii) a combination of the methods set forth in clauses (i) and
     (ii) above.

          (b)  Notice.  An Optionee (or other person, as provided in Section
               ------
12(c)) may exercise a Vested Option granted under this Plan in whole or in part (but for the purchase of whole Shares only), as provided in the Option Agreement evidencing his Option, by delivering a written notice (the "Notice") to the
                                                            ------
Secretary of the Company. The Notice shall be delivered at least 30 days prior to the date the option may be exercised. This 30-day advance notice requirement shall not apply following an Initial Public Offering nor within the 30-day period prior to the termination or expiration of the Option, and such requirement may be waived in whole or in part by the Company with the written consent of Apollo. The Notice shall state:

               (i)   that the Optionee elects to exercise the Vested Option;

               (ii) the number of Shares with respect to which the Vested Option is being exercised (the "Optioned Shares");
                                     ---------------

               (iii) the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his Option Agreement);

               (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option);

               (v)   a copy of any election filed by the Optionee pursuant to
     Section 83(b) of the Code; and

               (vi) such further provisions consistent with this Plan as the Committee may from time to time require.

          (c)  Exercise Date.  The exercise date of a Vested Option shall be the
               -------------
date which is 30 days following the date on which the Company receives the Notice from the Optionee, or (i) such earlier date as may be permitted in accordance with paragraph (a) above, or (ii) such later date as may be specified in the Notice from the Optionee.

          (d)  Issuance of Certificates.  The Company shall issue a stock
               ------------------------
certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 12(c)) for the Shares purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such Shares. Neither the Optionee nor any person exercising a Vested Option in accordance with the provisions of Section 12(c) shall have any privileges as a shareholder of the Company with respect to any Shares subject to an Option granted under this Plan until the date of issuance of a stock certificate pursuant to this Section 10(c).

     11.  Adjustments
          -----------

          (a) If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the number of Shares covered by the Plan and each outstanding Option and the purchase price per Share under each outstanding Option shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Option shall not be changed.

          (b) The Committee may, in its sole discretion, authorize the issuance, continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence upon such terms and conditions as it may deem necessary to preserve Optionees' rights under the Plan.

          (c) Notwithstanding any other provision of this Plan to the contrary, upon any Sale of the Company:

               (i) as to each Option that is or becomes a Vested Option as of a Sale of the Company, (a) each Option, other than a 1997 Rollovers Option, shall be exercisable until the closing of the Sale of the Company transaction, but shall terminate and be of no further force or effect following the closing of the Sale of the Company transaction and (b) each 1997 Rollover Option, in the event that the Bring Along Rights contained in the Shareholders' Agreement are exercised in connection with such transaction, shall be exercisable until the closing of the Sale of the Company transaction, but shall terminate and be of no further force or effect following the closing of the Sale of the Company transaction; and

               (ii) as to each Option that is not a Vested Option as of a Sale of the Company, such Option shall become exercisable as follows: (a) each 1998 Rollover Option and Tranche A Option shall become vested and exercisable in accordance with any time vesting requirements applicable to such Option, and (b) each Tranche B and Tranche C Option to the extent such Option has not become a Vested Option as of the closing of the Sale of the Company transaction shall become exercisable in accordance with the seven year time vesting requirement applicable to such Options under Section 7(a) or 8(a) hereof, but disregarding any performance vesting provisions of such Options;

     provided, however, that any portion of an Option that becomes a Vested
     --------  -------
     Option after such Sale of the Company in accordance with this Section 11
     (c)(ii) shall remain exercisable for 10 days before such portion of the Option terminates and is of no further force of effect.

          (d) Any adjustments or other determinations to be made as provided for in this Section 11 shall be made by the Committee in its discretion acting in good faith, and shall be conclusive and binding on all persons holding any Options granted under this Plan. In the case of any Rollover Options that qualify as incentive stock options under Section 422 of the Code, such adjustments shall be made in a manner consistent with the requirements of
Section 424(a) of the Code.

     12.  Restrictions On Options And Optioned Shares
          -------------------------------------------

          (a) No Options shall be granted under this Plan, and no Shares shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Company shall make all reasonable efforts to comply with such requirements that relate to the Company.

          (b) The Committee in its sole and absolute discretion may, as a condition to the exercise of any Vested Option granted under this Plan, require an Optionee (i) to represent in writing that the Shares received upon exercise of a Vested Option are being acquired for investment and not with a view to distribution (ii) to make such other representations and warranties as are reasonably deemed appropriate by the Company to satisfy the requirements of applicable law, including, without limitation, an applicable private placement exemption of the Securities Act as determined by the Committee. Stock certificates representing Shares acquired upon the exercise of Vested Options that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend and such additional legends as may be required by the Option Agreement evidencing a particular Option:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SHARES HAVE BEEN ACQUIRED FOR
           --------------
          INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

          (c) Solely to the extent permitted by the Committee in an Option Agreement and subject to such terms and conditions as the Committee shall specify, an Option (other than an Incentive Stock Option) may be transferred to members of the Optionee's immediate family (as determined by the Committee) or to trusts, partnerships or corporations whose beneficiaries, members or owners are members of the Optionee's immediate family, and/or to such other persons or entities as may be approved by the Committee in advance and set forth in an Award Agreement, in each case subject to the condition that the Committee be satisfied that such transfer is being made for estate or tax planning purposes or for gratuitous or donate purposes, without consideration (other than nominal consideration) being received therefor. Except to the extent permitted by the Committee in accordance with the foregoing, no Option granted under this Plan may be Transferred by the Optionee, except by will or by the laws of descent and distribution. A Vested Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his Vested Options shall thereafter be exercisable, during the period specified in Section 9(d) or the applicable Option Agreement (as the case may be), by his executors or administrators to the full extent (but only to such extent) to which such Options were exercisable by the Optionee at the time of his death.

          (d) No Share issued upon exercise of an Option may be Transferred, except as otherwise provided in this Plan, in the Shareholders' Agreement (if applicable to the Optionee), by will, by the laws of descent and distribution or to the Company or any of the Company's Affiliates.

          (e) The rights of an Optionee with respect to each Share issuable upon exercise of an Option granted under the Plan shall be subject to and benefit from the terms of the Shareholders' Agreement, in the case of an Optionee subject to the Shareholders' Agreement, or to the terms of the Shareholders' Rights Appendix attached hereto as Exhibit C, in the case of an Optionee not subject to the Shareholders' Agreement, and an Optionee shall be required, as a condition of exercising an Option, to execute and deliver all such agreements and other instruments required by the Company for such purpose.

          (f) The Committee in its sole and absolute discretion may, as a condition to receiving an Option granted under the Plan require that the Optionee enter into a shareholders' or similar agreement in the form approved by the Committee, or include provisions in the applicable Option Agreement, that shall provide for one or more of the following: transfer restrictions, right of first refusal, call option, drag-along rights, option exercise "blackout" periods and other such rights or restrictions with respect to the Options and the Optioned Shares as the Committee in its discretion shall deem appropriate.

     13.  Forfeiture Of Options
          ---------------------

          In the event that an Optionee violates any noncompetition covenant, including, without limitation, any noncompetition covenant contained in an Option Agreement, to which he is a party in favor of the Company or any Affiliate, all Options held by the Optionee at such time, including any Vested Options, will immediately be forfeited.

     14.  Effective Date And Termination Of The Plan
          ------------------------------------------

          (a)  This Plan shall become effective on the Effective Date.

          (b) No Options may be granted after the tenth anniversary of the Effective Date.

          (c) Any Option outstanding as of the tenth anniversary of the Effective Date shall remain in effect until the earlier of the exercise thereof or the Expiration Date with respect to such Option.

     15.  Withholding Taxes
          -----------------

          When taxable compensation is realized by an Optionee in respect of an Option, such Optionee shall satisfy all applicable federal, state or local taxes required by law to be withheld at such time. The Option Agreement shall specify the manner in which the withholding obligation shall be satisfied with respect to the Option.

     16.  Miscellaneous
          -------------

          Each Option granted under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Committee, in its sole and absolute discretion.

          (a)  Number and Gender.  With respect to words used in this Plan, the
               -----------------
singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

          (b)  Captions.  The use of captions in this Plan is for convenience.
               --------
The captions are not intended to provide substantive rights.

          (c)  Amendment of Plan.  This Plan may be modified or amended in any
               -----------------
respect by the Board, provided that no amendment or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of such Option.

          (d)  Governing Law.  All questions concerning the construction,
               -------------
interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          (e)  No Evidence of Employment or Service.  Nothing contained in this
               ------------------------------------
Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his employment by or service with the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

          (f)  Integration. The provisions contained in this Plan and any Option
               -----------
Agreement shall supersede all prior plans, agreements and understandings with respect to the subject matter hereof.

                                   EXHIBIT C

                         SHAREHOLDERS' RIGHTS APPENDIX

     1.   Restrictions on Transfer; Permitted Transferees; Pledges.
          --------------------------------------------------------

          (a) The Optionee shall not make, or suffer to be made, any transfer, sale, assignment, gift, pledge, mortgage, or other disposition or encumbrance (all of which are comprised within the word "transfer" as used hereinafter) of all or any portion of or any interest in the Shares of Common Stock now owned or hereafter acquired by such Optionee, except that, subject to the further provisions of Paragraph l(c) below, each of the following transfers are expressly permitted:

               (i) to any person after the Optionee shall have first offered the Shares of Common Stock proposed to be transferred to the Company in accordance with the procedures hereinafter set forth in Paragraphs 2 through 6 below; provided, that no such transfer shall be permitted prior
                      --------
     to the date which is thirty (30) months after the Effective Date (it being understood that such thirty (30) month prohibition does not apply to public sales of shares, after an initial public offering, or pursuant to Rule 144 (subject to the last proviso of this paragraph 1 (a)(i))); and; provided,
                                                                     --------
     further, that in no event may such transfer be effected if the board of
     -------
     directors of the Company (the "Board of Directors") determines that (A) the proposed transferee is a person who or which, directly or indirectly (including as an employee, director, officer, consultant, partner, owner, adviser or other participant in an entity), engages in the business of the Company, in any related business or in any other business competitive with the Company at the time of sale or (B) such transfer would be detrimental to the interests of the Company; and provided, further, that this paragraph
                                          --------  -------
     (i) shall not apply to, and shall not be interpreted to permit, any sales by the Optionee of Shares of Common Stock pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Act"), including without limitation, clause (k) of Rule 144, unless (x) the sale is conducted through the managing underwriter for the corporation's initial public offering of securities (y) the underwriter has not advised the Company or the Optionee that the sale of all or any portion of the Shares of Common Stock would have a material adverse effect on the market for the Shares of Common Stock, and (z) either (i) the Apollo Entities (as defined below) have sold 33 1/3% of the Shares of Common Stock owned by them immediately following the date hereof or (2) six (6) years have elapsed since the Effective Date.

               (ii) to a Permitted Transferee (as hereinafter defined); provided, however, that any such Permitted Transferee may thereafter
     --------  -------
     transfer such Shares of Common Stock pursuant to this Paragraph 1(a)(ii) only to any other Permitted Transferee of the Optionee who originally owned such Shares of Common Stock or to such original Optionee; and provided,
                                                                   --------
     further, that if the Permitted Transferee is an entity described in clause
     -------
     (iv) of the definition of "Permitted Transferee", then prior to any disposition of any equity interest in such entity to a person that is not the original Optionee or a Permitted Transferee of such original Optionee (in which event, such entity would cease to be a Permitted Transferee) such entity shall either (A) transfer all Shares of Common Stock then held by it to the original Optionee or a Permitted Transferee thereof, or (B) offer such Shares of Common Stock to the Company pursuant to the provisions of Paragraphs 2 through 6 below on the terms upon which such Shares of Common Stock were originally transferred to such entity.

          (b) For the purposes of the foregoing, a "Permitted Transferee" of an Optionee shall mean:

               (i) the heirs, executor, administrator or personal representative of the Optionee, upon the death of Optionee;

               (ii) the spouse, sibling, parent, child or grandchild of the Optionee;

               (iii) a trust for the exclusive benefit of the Optionee and any of the family members listed in clause (ii) above;

               (iv) any entity in which the Optionee holds a 100% equity interest; and

               (v) Apollo Investment Fund IV L.P., Apollo Overseas Partners IV, L.P., Apollo UK Fund IV, L.P. (each an "Apollo Entity" and collectively, the "Apollo Entities") or the Company.

          (c) Prior to any transfer of any Shares of Common Stock to a purchaser pursuant to Paragraph l(a)(i) or to a Permitted Transferee pursuant to Paragraph l(a)(ii), (i) the transferee of Shares of Common Stock shall agree to be bound by and benefit from, and that such Shares of Common Stock shall continue to be subject to, the terms and provisions of this Appendix as if he, she or it were the Optionee hereunder and shall enter into a written agreement to such effect in a form satisfactory to the Company and (ii) the Company shall receive such assurances as it may reasonably request to the effect that such transfer does not violate the Act, or applicable state securities laws (including, without limitation, representations and warranties as to investment intention and an opinion of counsel).

     2.   Notice by the Optionee of Proposed Transfers.
          --------------------------------------------

          If at any time the Optionee proposes to transfer any Shares of Common Stock pursuant to Paragraph 1(a)(i) or 1(a)(ii) above, the Optionee shall, prior to making any transfer of Shares of Common Stock, give written notice (the "Notice") to the Company, specifying (i) the Shares of Common Stock to be so transferred, (ii) the method of transfer, (iii) the identity of the prospective transferee and (iv) the terms of any written offer made by the prospective purchaser, and containing a true and correct copy of such offer, if any.

     3.   Offer to Sell Shares of Common Stock.
          ------------------------------------

          In the case of a proposed sale pursuant to Paragraph 1(a)(i) above, the Notice provided in Paragraph 2 shall constitute an irrevocable offer by the Optionee who delivers the Notice to sell such Shares of Common Stock to the Company on the terms and at the price specified in this Paragraph 3 (such offer is hereinafter referred to as the "Offer to Sell," the Optionee making an Offer to Sell is hereinafter referred to as the "Offeror", and the Shares of Common Stock offered in the Offer to Sell are hereinafter referred to as the "Offered Shares of

Common Stock"). The Offer to Sell shall be at a price and on other terms (including any deferral of payment in whole or in part) no less favorable to the Company than the price and other terms offered by the prospective purchaser specified in the Offeror's Notice, except that if the proposed sale is to be
                                   ------
wholly or partly for consideration other than money (the term "money" being used in this Paragraph 3 to include deferred obligations to pay money), the Offer to Sell shall be at a price equal to the amount of the net monetary consideration plus the fair market value (as determined in good faith by the Board of Directors within ten (10) days after receipt of the Notice by the Company), at the date of the Offeror's Notice, of any consideration other than money offered by the prospective purchaser.

     4.   Elections to Purchase Shares of Common Stock.
          --------------------------------------------

          The Company shall have the right and option, for a period of thirty
(30) days after delivery of the Offer to Sell by the Offeror (the "Exercise Period"), to accept all of the Offered Shares of Common Stock at the purchase price and on the terms stated in the Offer to Sell by delivery to the Offeror, of written notice of its irrevocable election to purchase (the "Election Notice"), specifying the number of Shares of Common Stock the Company elects to purchase. All elections to purchase Offered Shares of Common Stock in accordance with this Paragraph 4 shall be binding on the Offeror. The Company, in its sole discretion may assign its right to acquire all or any portion of the Offered Shares of Common Stock to all other shareholders of the Company on a pro rata basis; provided, that, all of the Offered Shares of Common Stock are
            --------
acquired.

     5.   Closing of Purchase of Shares of Common Stock.
          ---------------------------------------------

          If an election has been made by the Company for all of the Offered Shares of Common Stock, the Company and the Offeror shall mutually agree on a place, time and date (not more than thirty (30) days nor less than twenty (20) days after the expiration of the Exercise Period) for a closing of such purchase and sale. At the closing, the Offeror shall (i) deliver against receipt of the purchase price therefor by cash or certified or bank cashier's check or wire transfer of funds, the certificate or certificates representing the Shares of Common Stock that the Company has elected to purchase, properly endorsed for transfer, with all necessary transfer and documentary stamps affixed and (ii) be deemed to have represented and warranted to such purchaser that (a) the Shares of Common Stock to be sold are beneficially and of record owned by such Offeror free and clear of all liens, claims, privileges, options, security interests, rights of first refusal, agreements, limitations or voting rights, preemptive rights, charges or other encumbrances of any nature (except as expressly provided by this Agreement) (an "Encumbrance") and (b) the sale and delivery of the Shares of Common Stock by such Offeror as contemplated hereby shall vest in the purchaser on such date good, valid and marketable title to such Shares of Common Stock free and clear of all Encumbrances.

     6.   Disposition by the Optionee of Shares of Common Stock not Purchased
          -------------------------------------------------------------------
by the Company and/or the Offerees.
----------------------------------

          If the Offered Shares of Common Stock are not purchased by the Company pursuant to Paragraphs 3 through 5, such Shares of Common Stock may be disposed of by the Offeror to the prospective transferee named in his Notice under Paragraph 2, at a price and on terms not more favorable to the transferee than those specified in such Notice, but only within forty-five (45) days after the expiration of the Exercise Period.

     7.   Bring Along Rights.
          ------------------

               In the event that an Apollo Entity or group of Apollo Entities (the "Requisite Holders") shall transfer or propose to transfer, directly or indirectly, in a single transaction or series of related transactions, Shares of Common Stock which result in a transfer to any person other than any Apollo Entity, the Company or their respective affiliates of greater than twenty-five percent (25%) of the number of Shares of Common Stock outstanding on the date of transfer (a "Transfer of Control"), then the Requisite Holders may require, by written notice to the Optionee (the "Bring-Along Notice") that the Optionee transfer an equivalent portion (on the basis of the amount of Shares of Common Stock to be transferred by the Requisite Holders pursuant to the Transfer of Control and the total number of Apollo Shares of Common Stock owned by the Apollo Entities at such time) of his Shares of Common Stock in the Transfer of Control on the same terms and conditions contained in the Bring-Along Notice. The Bring-Along Notice shall contain a true and correct copy of the terms of the Transfer of Control and shall identify the third party, the number of Apollo Shares of Common Stock with respect to which the Apollo Entities have a bona fide offer, the price per Apollo Share at which the sale is proposed to be made and all other material terms and conditions of the Transfer of Control, including the date, time and location of the closing. The Bring-Along Notice shall be delivered not less than five (5) business days prior to the closing of the purchase and sale contemplated by this Paragraph 7. In such event, the Optionee shall deliver at the closing to the Requisite Holders the certificate or certificates representing his Shares of Common Stock together with a power-of-attorney authorizing the Requisite Holders to sell the Optionee's equivalent portion of the Shares of Common Stock pursuant to the terms of the Bring-Along Notice. At the closing of the Transfer of Control, the Requisite Holders shall remit to the Optionee the total sales price (net of the Optionee's pro rata of reasonable related expenses as specified above) of the Shares of
--- ----
Common Stock of the Optionee sold or otherwise disposed of pursuant thereto. The Optionee hereby agrees to take all reasonable actions necessary to consummate the Transfer of Control, including, but not limited to, the execution of necessary or appropriate agreements, the taking of any necessary corporate action and the waiving of any dissenters, appraisal or similar rights.

     8.   General Restriction.
          -------------------

               The Optionee understands and agrees that (a) the Shares of Common Stock received pursuant to the Stock Option Agreement have not been registered under the Act and are restricted securities; (b) he will not, directly or indirectly, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Shares of Common Stock (or solicit any offers to buy or otherwise acquire, or take a pledge of any Shares of Common Stock) except in compliance with the Act and the terms and conditions of this Appendix; and (c) any attempt to transfer any Shares of Common Stock not in compliance with this Appendix shall be null and void and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company's records to such attempted transfer.

     9.   Legends.
          -------

          (a) In addition to any other legend that may be required, each certificate for Shares of Common Stock shall bear a legend in substantially the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD
               EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS
               ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER
               AS SET FORTH IN THE RELEVANT STOCK OPTION AGREEMENT ENTERED INTO PURSUANT TO THE PACER INTERNATIONAL, INC. 1999 STOCK OPTION PLAN, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM PACER INTERNATIONAL, INC. OR ANY SUCCESSOR THERETO."

          (b) If any Shares of Common Stock shall become registered under the Act, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares of Common Stock without the first sentence of the legend required by Paragraph 9(a) endorsed thereon. If any Shares of Common Stock cease to be subject to any and all restrictions on transfer set forth in this Appendix, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Security without the second sentence of the legend required by Paragraph 9(a) endorsed thereon.

     10.  Holdback Agreement.
          ------------------

               Notwithstanding any other provision hereof, with respect to each and every public offering, the Optionee agrees not to offer, sell or otherwise transfer any Shares of Common Stock (except for Shares of Common Stock sold (a) in such public offering or (b) to a Permitted Transferee) during the black-out period prior to the effective date of the applicable registration statement or other offering document as advised by counsel for the Company and during the period after such effective date not to exceed six (6) months or such longer period as the managing underwriter shall so advise.

     11.  Termination.
          -----------

               The provisions contained in this Appendix shall terminate automatically upon the earlier of (i) the tenth anniversary of the date hereof and (ii) at such time as the Company shall be a Public Company (as defined below) and the Apollo Entities shall have sold in the aggregate pursuant to one or more public offerings, fifty percent (50%) of the total number of Shares of Common Stock owned by them on the Effective Date. For the purposes of the foregoing provision, the term "Public Company" means a company with one or more classes of equity securities listed on a national securities exchange or publicly traded in the over-the-counter market.

                                   EXHIBIT D

                         [1998 ROLLOVER OPTIONS - ISO]

                                                      STOCK OPTION AGREEMENT
                                        dated as of the date set forth on the
                                        signature page hereto, between Pacer
                                        International, Inc., a Tennessee
                                        corporation (the "Company"), and the
                                                          -------
                                        optionee set forth on the signature page
                                        hereto (the "Optionee").
                                                     --------

               WHEREAS, pursuant to the terms of the Agreement and Plan of Merger entered into amongst Mile High Acquisition Corporation, a Delaware corporation, the Company and the shareholders of the Company dated as of February 22, 1999 (the "Merger Agreement"), it is intended that certain outstanding options to purchase shares of common stock and shares of granted to the Optionee under the Pacer International Inc. 1998 Stock Option Plan (the "Prior Options") be converted at the Effective Time (as defined in the Merger Agreement) into the right to receive options to purchase under the Company's 1999 Stock Option Plan (the "Plan") shares of the common stock, $.01 par value,
                             ----
of the Company (the "Common Stock") and shares of the preferred stock, par value
 .01, (the "Preferred Stock") of the Company.

               WHEREAS, the Company, whether acting through its Board of Directors (the "Board") or a committee thereof (the "Committee") has agreed to
                -----                                ---------
assume the Prior Options granted to Optionee, effective as of the date of this Agreement, as an option under the Company's 1999 Stock Option Plan to purchase up to the number of shares of the Common Stock and Preferred Stock set forth on the signature page hereto, on the terms and subject to the conditions set forth in this Agreement and the Plan.

               NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

     1.   The Plan.
          --------

               The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of this Agreement shall control. A copy of the Plan may be obtained from the Company by the Optionee upon request. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

     2.  Option; Option Price.
         --------------------

               On the terms and subject to the conditions of this Agreement, the Optionee is hereby granted the option (the "Option") to purchase shares of
                                            ------
Common Stock and Preferred Stock at the Option Price set forth on the signature page hereto. The Option is intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                                       ----

     3.  Term.
         ----

          The term of the Option (the "Option Term") shall commence on the date
                                       -----------
hereof and expire on January 14, 2009/1/ of the date hereof, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

     4.  Vesting.
         -------

          The Option shall become a Vested Option as set forth in Appendix A hereto; provided, however, that the Option shall become a Vested Option upon the termination of the Optionee's employment by the Company without "cause" (as defined in the employment agreement between the Optionee and Company, dated ____________, as amended from time to time). Notwithstanding the foregoing, each Option shall cease vesting as of the time that the Optionee's employment with the Company is terminated for any reason other than a termination without "cause" as provided above, and no Option that is not a Vested Option as of such time shall become a Vested Option thereafter.

     5.  Exercise.
         --------

          (a) Payment.  The following forms of payment may be used by
              -------
the Optionee (or such other person exercising the Option in accordance with the provisions of Section 12(c) of the Plan) upon exercise of the Option:

               (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares of Common Stock or Preferred Stock with respect to which the Option is being exercised;

               (ii) stock certificates (in negotiable form) representing shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price of the shares with respect to which the Option is being exercised; or

               (iii) a combination of the methods set forth in clauses (i) and
     (ii) above;

provided, however, that the Committee may, in its sole discretion, specify the
--------  -------
form of payment to be used by providing notice thereof to the Optionee (or such other person exercising in accordance with the provisions of Section 12(c) of the Plan) on or prior to the exercise date.

          (b) Notice.  The Optionee (or such other person exercising the Option
              ------
in accordance with the provisions of Section 12(c) of the Plan) may exercise the Option in whole or in part (but for the purchase of whole shares only) by delivering a written notice (the "Notice") to the Secretary of the Company. The
                                  ------
Notice shall be delivered at least 30 days prior to the date the option may be exercised. This 30-day advance notice requirement shall not apply following an Initial Public Offering nor within the 30-day period prior to the termination or expiration of the Option, and such requirement may be waived in whole or in part by the Company with the written consent of Apollo. The Notice shall state:

______________________________
/1/      Atturio's expiration date is April 1, 2008.

               (i)   that the Optionee elects to exercise the Option;

               (ii) the number of shares with respect to which the Option is being exercised (the "Optioned Shares");
                           ---------------

               (iii) the method of payment for the Optioned Shares;

               (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of the Option); and

               (v)   a copy of any election filed by the Optionee pursuant to
     Section 83(b) of the Code.


          (c)  Exercise Date.  The exercise date shall be the date on which the
               -------------
Company receives the Notice from the Optionee, or such later date as may be specified in the Notice from the Optionee.

          (d)  Issuance of Certificates.  The Company shall issue a stock
               ------------------------
certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 12(c) of the Plan) for the shares purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.
Neither the Optionee nor any person exercising the Option in accordance with the provisions of Section 12(c) of the Plan shall have any privileges as a stockholder of the Company with respect to any shares subject to the Option until the date of issuance of a stock certificate.

          (e)  Restrictions.  No shares shall be issued and delivered upon the
               ------------
exercise of the Option unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Company shall make all reasonable efforts to comply with such requirements that relate to the Company.

     6.   Sale of the Company
          -------------------

               As provided in Section 1 l(c)(i) of the Plan, as to each Option that is or becomes a Vested Option as of a Sale of the Company, each Option shall be exercisable until the closing of the Sale of the Company transaction, but shall terminate and be of no further force or effect following the closing of the Sale of the Company transaction. As provided in Section 1 l(c)(ii) of the Plan, as to each Option that is not a Vested Option as of a Sale of the Company, such Option shall become vested and exercisable in accordance with any time vesting requirements applicable to such Option; provided, however, that any
                                                --------  -------
portion of an Option that becomes a Vested Option after such Sale of the Company shall remain exercisable for 10 days before such portion of the Option terminates and is of no further force of effect.

     7.   Automatic Termination of Option
          -------------------------------

               Each Vested Option that has not previously been exercised by an Optionee shall automatically terminate and shall become null and void and be of no further force or effect upon the first of the following to occur:

               (i)   January 14, 2009/2/;

               (ii) if the Optionee's employment with the Company is terminated for any reason other than the death or Disability of the Optionee, the ninetieth day following the date of such termination;

               (iii) if the Optionee's employment with the Company is terminated due to the death or Disability of the Optionee, twelve months after the date of such death or Disability; or

               (iv) following the Sale of the Company, as provided in Section 6 hereof.

     8.   Restriction on Transfer.
          -----------------------

               The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised during the lifetime of the Optionee only by the Optionee. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     9.   Optionee's Employment.
          ---------------------

               Nothing in the Option shall confer upon the Optionee any right to continue to be employed by the Company or any of its Affiliates or interfere in any way with the right of the Company or its Affiliates or stockholders, as the case may be, to terminate the Optionee's employment or retention by the Company or any of its Affiliates or to increase or decrease the Optionee's compensation at any time.

     10.  Shareholders' Agreement.
          -----------------------

               The rights of an Optionee with respect to each Share issuable upon exercise of an Option granted under the Plan shall be subject to and benefit from the terms of the Shareholders' Agreement (in the case of an Optionee subject to the Shareholders' Agreement) or to the terms of the Shareholders' Rights Appendix attached as Exhibit C to the Plan (in the case of an Optionee not subject to the Shareholders' Agreement), and an Optionee shall be required, as a condition of exercising an Option, to execute and deliver all such agreements and other instruments required by the Company for such purpose.

     11.  Notices.
          -------

               All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier guaranteeing next day delivery, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:


_________________
/2/      Atturio's expiration date is April, 1, 2008.

          (a)  if to the Company, to it at:

                         Pacer International, Inc.
                         1675 Larimer Street
                         Suite 620
                         Denver, Colorado 80202
                         Attention: Corporate Secretary
                         Telecopier: (303) 623-5310
                         Telephone: (303) 623-5115

                         with a copy to:

                         Apollo Management
                         1301 Avenue of the Americas, 38th Floor
                         New York, NY 10019
                         Attention: Joshua Harris
                         Telecopier: (212) 515-3263
                         Telephone: (212) 515-3221

          (b) if to the Optionee, to him at his address set forth in the Company's records or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

     12.  Waiver of Breach.
          ----------------

               The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

     13.  Optionee's Undertaking.
          ----------------------

               The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

     14.  Modification of Rights.
          ----------------------

               Anything contained in this Agreement or the Plan to the contrary notwithstanding, no provision of this Agreement may be modified or amended without the prior written consent of the Company and the Optionee, and no interpretation, modification, amendment or termination of any provision of the Plan that would adversely affect the rights of the Optionee under or with respect to the Plan or this Agreement shall be effective as to the Optionee without the Optionee's prior written consent.

     15.  Governing Law.
          -------------

               All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

     16.  Counterparts.
          ------------

               This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

     17.  Entire Agreement.
          ----------------

               This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto and the Optionee agrees that, as of the Effective Date, the Prior Options shall be superceded and shall be of no further force or effect, and the Optionee shall have no further rights in connection therewith.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   PACER INTERNATIONAL, INC.



                                   By:______________________________
                                      Name:
                                      Title:

                                   __________________________________
                                   Optionee:_________________________

Dated:_________, 1999

                                                  [1997 Rollover Options - ISOs]

                                    STOCK OPTION AGREEMENT dated as of the date
                              set forth on the signature page hereto, between Pacer International, Inc., a Tennessee corporation (the "Company"), and the optionee set forth on the
                                    -------
                              signature page hereto (the "Optionee").
                                                          --------

          WHEREAS, pursuant to the terms of the Agreement and Plan of Merger entered into amongst Mile High Acquisition Corporation, a Delaware corporation, the Company and the shareholders of the Company dated as of February 22, 1999 (the "Merger Agreement"), it is intended that certain outstanding options to purchase 110,833 shares of the Pacer common stock and 11,666 shares of the Pacer preferred stock granted to the Optionee under the PMT Holdings, Inc. 1997 Stock Option Plan on March 31, 1997 (the "Prior Options") be converted at the Effective Time (as defined in the Merger Agreement) into the right to receive options to purchase under the Company's 1999 Stock Option Plan (the "Plan")
                                                                     ----
shares of the common stock, $.01 par value, of the Company (the "Common Stock") and shares of the preferred stock, par value .01, (the "Preferred Stock") of the Company.

          WHEREAS, the Company, whether acting through its Board of Directors (the "Board") or a committee thereof (the "Committee") has agreed to assume the
      -----                                ---------
Prior Options granted to Optionee, effective as of the date of this Agreement, as an option under the Company's 1999 Stock Option Plan to purchase up to the number of shares of the Common Stock and Preferred Stock set forth on the signature page hereto, on the terms and subject to the conditions set forth in this Agreement and the Plan.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

     1. The Plan.
        --------

          The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of this Agreement shall control. A copy of the Plan may be obtained from the Company by the Optionee upon request. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

     2. Option; Option Price.
        --------------------

          On the terms and subject to the conditions of this Agreement, the Optionee is hereby granted the option (the "Option") to purchase shares of
                                            ------
Common Stock and Preferred Stock at the Option Price set forth on the signature page hereto. The Option is intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                                       ----

     3. Term.
        ----

          The term of the Option (the "Option Term") shall commence on the date
                                       -----------
hereof and expire on March 31, 2007 of the date hereof, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

     4. Vesting.
        -------

          The Option shall become a Vested Option as set forth in Appendix A hereto; provided, however, all Options shall become Vested Options upon a Sale
        --------  -------
of the Company (as provided in Section 4(e) of the Plan) or upon the termination of the Optionee's employment by the Company without "cause" (as defined in the employment agreement between the Optionee and Pacific Motor Transport Company, dated March 31, 1997, as amended from time to time). In addition, any portion of an Option which becomes vested and exercisable in accordance with this Section 4 shall remain exercisable for 10 days before such portion of the Option terminates and is of no further force of effect. Notwithstanding the foregoing, each Option shall cease vesting as of the time that the Optionee's employment with the Company is terminated for any reason other than by the Company without "cause" as provided above, and no Option that is not a Vested Option as of such time shall become a Vested Option thereafter.

     5. Exercise.
        --------

          (a)  Payment.  The following forms of payment may be used by the
               -------
Optionee (or such other person exercising the Option in accordance with the provisions of Section 12(c) of the Plan) upon exercise of the Option:

               (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares of Common Stock or Preferred Stock with respect to which the Option is being exercised;

               (ii) stock certificates (in negotiable form) representing shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price of the shares with respect to which the Option is being exercised; or

               (iii)  a combination of the methods set forth in clauses (i) and
     (ii) above;

provided, however, that the Committee may, in its sole discretion, specify the
--------  -------
form of payment to be used by providing notice thereof to the Optionee (or such other person exercising in accordance with the provisions of Section 12(c) of the Plan) on or prior to the exercise date.

          (b)  Notice.  The Optionee (or such other person exercising the Option
               ------
in accordance with the provisions of Section 12(c) of the Plan) may exercise the Option in whole or in part (but for the purchase of whole shares only) by delivering a written notice (the "Notice") to the Secretary of the Company. The
                                  ------
Notice shall be delivered at least 30 days prior to the date the option may be exercised. This 30-day advance notice requirement shall not apply following an Initial Public Offering nor within the 30-day period prior to the termination or expiration of the Option, and such requirement may be waived in whole or in part by the Company with the written consent of Apollo. The Notice shall state:

               (i)    that the Optionee elects to exercise the Option;

               (ii) the number of shares with respect to which the Option is being exercised (the "Optioned Shares");
                           ---------------

               (iii)  the method of payment for the Optioned Shares;

               (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of the Option); and

               (v)    a copy of any election filed by the Optionee pursuant to
     Section 83(b) of the Code.

          (c)  Exercise Date.  The exercise date shall be the date on which the
               -------------
Company receives the Notice from the Optionee, or such later date as may be specified in the Notice from the Optionee.

          (d)  Issuance of Certificates.  The Company shall issue a stock
               ------------------------
certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 12(c) of the Plan) for the shares purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.
Neither the Optionee nor any person exercising the Option in accordance with the provisions of Section 12(c)of the Plan shall have any privileges as a stockholder of the Company with respect to any shares subject to the Option until the date of issuance of a stock certificate.

          (e)  Restrictions.  No shares shall be issued and delivered upon the
               ------------
exercise of the Option unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Company shall make all reasonable efforts to comply with such requirements that relate to the Company.

     6. Sale of the Company
        -------------------

          In accordance with Section 11(c)(i) of the Plan, in the event that the Bring Along Rights contained in the Shareholders' Agreement are exercised in connection with a Sale of the Company transaction, each Option that is or becomes a Vested Option as of such Sale of the Company transaction shall be exercisable until the closing of the Sale of the Company transaction, but shall terminate and be of no further force or effect following the closing of the Sale of the Company transaction.

     7. Automatic Termination of Option
        -------------------------------

          Each Vested Option that has not previously been exercised by an Optionee shall automatically terminate and shall become null and void and be of no further force or effect upon the first of the following to occur:

               (i)  March 31, 2007;

               (ii) if the Optionee's employment with the Company is terminated for any reason other than the death or Disability of the Optionee, the ninetieth day following the date of such termination;

               (iii) if the Optionee's employment with the Company is terminated due to the death or Disability of the Optionee, twelve months after the date of such death or Disability; or

               (iv) following the Sale of the Company, as provided in Section 6 hereof.

     8.  Restriction on Transfer.
         -----------------------

          The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised during the lifetime of the Optionee only by the Optionee. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     9.  Optionee's Employment.
         ---------------------

          Nothing in the Option shall confer upon the Optionee any right to continue to be employed by the Company or any of its Affiliates or interfere in any way with the right of the Company or its Affiliates or stockholders, as the case may be, to terminate the Optionee's employment or retention by the Company or any of its Affiliates or to increase or decrease the Optionee's compensation at any time.

     10. Shareholders' Agreement.
         -----------------------

          The rights of the Optionee with respect to each share of Common Stock and Preferred Stock issuable upon exercise of the Option shall be subject to and benefit from the terms of the Shareholders' Agreement, and the Optionee shall be required, as a condition of exercising the Option, to execute and deliver all such agreements and other instruments required by the Company for such purpose.

     11. Notices.
         -------

          All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier guaranteeing next day delivery, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

          (a)  if to the Company, to it at:

                         Pacer International, Inc.
                         1675 Larimer Street
                         Suite 620
                         Denver, Colorado 80202
                         Attention: Corporate Secretary
                         Telecopier: (303) 623-5310
                         Telephone: (303) 623-5115

                         with a copy to:

                         Apollo Management
                         1301 Avenue of the Americas, 38th Floor
                         New York, NY 10019
                         Attention: Joshua Harris
                         Telecopier: (212) 515-3263
                         Telephone: (212) 515-3221

          (b) if to the Optionee, to him at his address set forth in the Company's records or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

     12.  Waiver of Breach.
          ----------------

             The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

     13.  Optionee's Undertaking.
          ----------------------

             The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

     14.  Modification of Rights.
          ----------------------

             Anything contained in this Agreement or the Plan to the contrary notwithstanding, no provision of this Agreement may be modified or amended without the prior written consent of the Company and the Optionee, and no interpretation, modification, amendment or termination of any provision of the Plan that would adversely affect the rights of the Optionee under or with respect to the Plan or this Agreement shall be effective as to the Optionee without the Optionee's prior written consent.

     15.  Governing Law.
          -------------

             All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

     16.  Counterparts.
          ------------

             This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

     17.  Entire Agreement.
          ----------------

             This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto and the Optionee agrees that, as of the Effective Date, the Prior Options shall be superceded and shall be of no further force or effect, and the Optionee shall have no further rights in connection therewith.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                             PACER INTERNATIONAL, INC.



                                             By: _______________________________
                                             Name:
                                             Title:


                                             ___________________________________
                                             Optionee: _________________________

Dated: ______,1999

                                                    [1997 Rollover Options -NQO]

                                    STOCK OPTION AGREEMENT dated as of the date
                            set forth on the signature page hereto, between Pacer International, Inc., a Tennessee corporation (the "Company"), and the optionee set forth on the
                                  -------
                            signature page hereto (the "Optionee").
                                                        --------

          WHEREAS, pursuant to the terms of the Agreement and Plan of Merger entered into amongst Mile High Acquisition Corporation, a Delaware corporation, the Company and the shareholders of the Company dated as of February 22, 1999 (the "Merger Agreement"), it is intended that certain outstanding options to purchase 31,666 shares of the Pacer common stock and 3,333 shares of the Pacer preferred stock granted to the Optionee under the PMT Holdings, Inc. 1997 Stock Option Plan on March 31, 1997 (the "Prior Options") be converted at the Effective Time (as defined in the Merger Agreement) into the right to receive options to purchase under the Company's 1999 Stock Option Plan (the "Plan")
                                                                     ----
shares of the common stock, $.01 par value, of the Company (the "Common Stock") and shares of the preferred stock, par value .01, (the "Preferred Stock") of the Company.

          WHEREAS, the Company, whether acting through its Board of Directors (the "Board") or a committee thereof (the "Committee") has agreed to assume the
      -----                                ---------
Prior Options granted to the Optionee, effective as of the date of this Agreement, as an option under the Company's 1999 Stock Option Plan to purchase up to the number of shares of the Common Stock and Preferred Stock set forth on the signature page hereto, on the terms and subject to the conditions set forth in this Agreement and the Plan.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

     1. The Plan.
        --------

          The terms and provisions of the Plan arc hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of this Agreement shall control. A copy of the Plan may be obtained from the Company by the Optionee upon request. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

     2. Option; Option Price.
        --------------------

          On the terms and subject to the conditions of this Agreement, the Optionee is hereby granted the option (the "Option") to purchase shares of
                                            ------
Common Stock and Preferred Stock at the Option Price set forth on the signature page hereto. The Option is not intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                                                ----

     3. Term.
        ----

          The term of the Option (the "Option Term") shall commence on the date
                                       -----------
hereof and expire on March 31, 2003, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

     4. Vesting.
        -------

          The Option is a Vested Option for the entire Option Term.

     5. Exercise.
        --------

          (a)  Payment.  The following forms of payment may be used by the
               -------
Optionee (or such other person exercising the Option in accordance with the provisions of Section 12(c) of the Plan) upon exercise of the Option:

                 (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares of Common Stock or Preferred Stock with respect to which the Option is being exercised;

                 (ii) stock certificates (in negotiable form) representing shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price of the shares with respect to which the Option is being exercised; or

                 (iii) a combination of the methods set forth in clauses (i) and (ii) above;

provided, however, that the Committee may, in its sole discretion, specify the
--------  -------
form of payment to be used by providing notice thereof to the Optionee (or such other person exercising in accordance with the provisions of Section 12(c) of the Plan) on or prior to the exercise date.

          (b)  Notice.  The Optionee (or such other person exercising the Option
               ------
in accordance with the provisions of Section 12(c) of the Plan) may exercise the Option in whole or in part (but for the purchase of whole shares only) by delivering a written notice (the "Notice") to the Secretary of the Company. The
                                  ------
Notice shall be delivered at least 30 days prior to the date the option may be exercised. This 30-day advance notice requirement shall not apply following an Initial Public Offering nor within the 30-day period prior to the termination or expiration of the Option, and such requirement may be waived in whole or in part by the Company with the written consent of Apollo. The Notice shall state:

                 (i)    that the Optionee elects to exercise the Option;

                 (ii) the number of shares with respect to which the Option is being exercised (the "Optioned Shares");
                           ---------------

                 (iii)  the method of payment for the Optioned Shares;

                 (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of the Option); and

               (v)  a copy of any election filed by the Optionee pursuant to
     Section 83(b) of the Code.

          (c)  Exercise Date.  The exercise date shall be the date which is 30
               -------------
days following the date on which the Company receives the Notice from the Optionee, or (i) such earlier date as may be permitted in accordance with paragraph (b) above or (ii) such later date as may be specified in the Notice from the Optionee.

          (d)  Issuance of Certificates.  The Company shall issue a stock
               ------------------------
certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 12(c) of the Plan) for the shares purchased upon exercise of an Option as soon as practicable after the effective date of the Notice and payment of the aggregate Option Price for such shares. Neither the Optionee nor any person exercising the Option in accordance with the provisions of Section 12(c) of the Plan shall have any privileges as a stockholder of the Company with respect to any shares subject to the Option until the date of issuance of a stock certificate.

          (e)  Restrictions.  No shares shall be issued and delivered upon the
               ------------
exercise of the Option unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Company shall make all reasonable efforts to comply with such requirements that relate to the Company.

     6.  Sale of the Company.
         -------------------

             In accordance with Section 11 (c)(i) of the Plan, in the event that the Bring Along Rights contained in the Shareholders' Agreement are exercised, each Option shall be exercisable until the closing of the Sale of the Company transaction, but shall terminate and be of no further force or effect following the closing of the Sale of the Company transaction.

     7.  Automatic Termination of Option.
         -------------------------------

             Each Vested Option that has not previously been exercised by an Optionee shall automatically terminate and shall become null and void and be of no further force or effect upon the first of the following to occur:

               (i)   March 31, 2003;

               (ii) if the Optionee's employment with the Company is terminated for any reason other than the death or Disability of the Optionee, the ninetieth day following the date of such termination;

               (iii) if the Optionee's employment with the Company is terminated due to the death or Disability of the Optionee, twelve months after the date of such death or Disability; or

               (iv) following the Sale of the Company, as provided in Section 6 hereof.

     8.  Restriction on Transfer.
         -----------------------

             The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised during the lifetime of the Optionee only by the Optionee. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     9.  Optionee's Employment.
         ---------------------

             Nothing in the Option shall confer upon the Optionee any right to continue to be employed by the Company or any of its Affiliates or interfere in any way with the right of the Company or its Affiliates or stockholders, as the case may be, to terminate the Optionee's employment or retention by the Company or any of its Affiliates or to increase or decrease the Optionee's compensation at any time.

     10. Shareholders' Agreement.
         -----------------------

             The rights of the Optionee with respect to each share of Common Stock and Preferred Stock issuable upon exercise of the Option shall be subject to and benefit from the terms of the Shareholders' Agreement, and the Optionee shall be required, as a condition of exercising the Option, to execute and deliver all such agreements and other instruments required by the Company for such purpose.

     11. Notices.
         -------

             All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier guaranteeing next day delivery, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

             (a)  if to the Company, to it at:

                              Pacer International, Inc.
                              1675 Larimer Street
                              Suite 620
                              Denver, Colorado 80202
                              Attention: Corporate Secretary
                              Telecopier: (303) 623-5310
                              Telephone: (303) 623-5115

                              with a copy to:

                              Apollo Management
                              1301 Avenue of the Americas, 38th Floor
                              New York, NY 10019

                              Attention: Joshua Harris
                              Telecopier: (212) 515-3263
                              Telephone: (212) 515-3221

          (b) if to the Optionee, to him at his address set forth in the Company's records or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

     12.  Waiver of Breach.
          ----------------

             The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

      13. Optionee's Undertaking.
          ----------------------

             The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

     14.  Modification of Rights.
          ----------------------

             Anything contained in this Agreement or the Plan to the contrary notwithstanding, no provision of this Agreement may be modified or amended without the prior written consent of the Company and the Optionee, and no interpretation, modification, amendment or termination of any provision of the Plan that would adversely affect the rights of the Optionee under or with respect to the Plan or this Agreement shall be effective as to the Optionee without the Optionee's prior written consent.

     15.  Governing Law.
          -------------

             All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

     16.  Counterparts.
          ------------

             This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

     17.  Entire Agreement.
          ----------------

             This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto and the Optionee agrees that, as of the Effective Date, the Prior Options shall be superceded and shall be of no further force or effect, and the Optionee shall have no further rights in connection therewith.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    PACER INTERNATIONAL, INC.



                                    By:__________________________________
                                       Name:
                                       Title:


                                    _____________________________________
                                    Optionee: Donald C.  Orris


Dated:    ___________,1999

                                                                      Appendix A
                                                                      ----------

Number of Shares:

     Common Stock:   34,833

     Preferred Stock: 3,333


Option Price:

     Common Stock:     $2.96

     Preferred Stock:  $9

                                                             [New Option Grants]

                                                       STOCK OPTION AGREEMENT
                           dated as of the date set forth on the signature page hereto, between Pacer International, Inc., a Tennessee corporation (the "Company"), and the
                                                       -------
                           optionee set forth on the signature page hereto (the "Optionee").
                            --------

          The Company, whether acting through its Board of Directors (the

"Board") or a committee thereof (the "Committee") has granted to the Optionee,
 -----                                ---------
effective as of the date of this Agreement, an option under the Company's 1999 Stock Option Plan (the "Plan") to purchase up to the number of shares of the
                        ----
common stock, $.01 par value, of the Company (the "Shares") set forth on the
                                                   ------
signature page hereto, on the terms and subject to the conditions set forth in this Agreement and the Plan.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

     1. The Plan.
        --------

          The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of this Agreement shall control. A copy of the Plan may be obtained from the Company by the Optionee upon request. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

     2. Option; Option Price.
        --------------------

          On the terms and subject to the conditions of this Agreement, the Optionee is hereby granted the option (the "Option") to purchase Shares at the
                                            ------
Option Price set forth on the signature page hereto. The Option shall consist of the Tranche A Option, Tranche B Option and Tranche C Option, as set forth in the Plan. The Option is not intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                                       ----

     3. Term.
        ----

          The term of the Option (the "Option Term") shall commence on the date
                                       -----------
hereof and expire on the tenth anniversary of the date hereof, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

     4. Vesting.
        -------

          20% of each Tranche A Options shall become a Vested Option on each of the first five Anniversary Dates. Each Tranche B Option and Tranche C Option shall become a Vested Option on either (i) the date that is [seven] years following the date of grant or (ii) if the Per Share Equity Value on a Tranche B or Tranche Measurement Date equals or exceeds the applicable Tranche B or Tranche C Per Share Target Value, as set forth in Appendix A attached hereto, then 20% of such Tranche B or Tranche C Option, as the case may be, will become a Vested Option on such date. Notwithstanding the foregoing, each Option shall cease vesting as of the time that the Optionee's employment with the Company is terminated for any reason, and no Option that is not a Vested Option as of such time shall become a Vested Option thereafter.

     5. Exercise.
        --------

          (a)   Payment. The following forms of payment may be used by the
                -------
Optionee (or such other person exercising the Option in accordance with the provisions of Section 12(c) of the Plan) upon exercise of the Option:

                (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised;

                (ii) stock certificates (in negotiable form) representing Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised; or

                (iii)  a combination of the methods set forth in clauses (i) and
     (ii) above;

provided, however, that the Committee may, in its sole discretion, specify the
--------  -------
form of payment to be used by providing notice thereof to the Optionee (or such other person exercising in accordance with the provisions of Section 12(c) of the Plan) on or prior to the exercise date.

          (b)   Notice. The Optionee (or such other person exercising the Option
                ------
in accordance with the provisions of Section 12(c) of the Plan) may exercise the Option in whole or in part (but for the purchase of whole Shares only) by delivering a written notice (the "Notice") to the Secretary of the Company. The
                                  ------
Notice shall be delivered at least 30 days prior to the date the option may be exercised. This 30-day advance notice requirement shall not apply following an Initial Public Offering nor within the 30-day period prior to the termination or expiration of the Option, and such requirement may be waived in whole or in part by the Company with the written consent of Apollo. The Notice shall state:

                (i)   that the Optionee elects to exercise the Option;

                (ii) the number of Shares with respect to which the Option is being exercised (the "Optioned Shares");
                           ---------------

                (iii) the method of payment for the Optioned Shares;

                (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of the Option); and

                (v)   a copy of any election filed by the Optionee pursuant to
     Section 83(b) of the Code.

          (c)  Exercise Date.  The exercise date shall be the date on which the
               -------------
Company receives the Notice from the Optionee, or such later date as may be specified in the Notice from the Optionee.

          (d)  Issuance of Certificates.  The Company shall issue a stock
               ------------------------
certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 12(c) of the Plan) for the Shares purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such Shares.
Neither the Optionee nor any person exercising the Option in accordance with the provisions of Section 12(c) of the Plan shall have any privileges as a stockholder of the Company with respect to any Shares subject to the Option until the date of issuance of a stock certificate.

          (e)  Restrictions.  No Shares shall be issued and delivered upon the
               ------------
exercise of the Option unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Company shall make all reasonable efforts to comply with such requirements that relate to the Company.


     6.   Sale of the Company.
          -------------------

             In accordance with Section 1l(c)(i) of the Plan, as to each Option that is or becomes a Vested Option as of a Sale of the Company, each Option shall be exercisable until the closing of the Sale of the Company transaction, but shall terminate and be of no further force or effect following the closing of the Sale of the Company transaction. In accordance with Section 11(c)(ii) of the Plan, as to each Option that is not a Vested Option as of a Sale of the Company, such Option shall become vested and exercisable in accordance with any time vesting requirements applicable to such Option, but disregarding any performance vesting requirements of such Option; provided, however, that any
                                                 --------  -------
portion of an Option that becomes a Vested Option after such Sale of the Company shall remain exercisable for 10 days before such portion of the Option terminates and is of no further force of effect.

     7.  Automatic Termination of Option
         -------------------------------

             Each Vested Option that has not previously been exercised by an Optionee shall automatically terminate and shall become null and void and be of no further force or effect upon the first of the following to occur:

               (i) the tenth anniversary of the date on which such Option is granted;

               (ii) if the Optionee's employment with the Company is terminated for any reason other than the death or Disability of the Optionee the ninetieth day following the date of such termination; or

               (iii) if the Optionee's employment with the Company is terminated due to the death or Disability of the Optionee, twelve months after the date of such death or Disability.

     8.  Restriction on Transfer.
         -----------------------

             The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised during the lifetime of the Optionee only by the Optionee. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     9.  Optionee's Employment.
         ---------------------

             Nothing in the Option shall confer upon the Optionee any right to continue to be employed by the Company or any of its Affiliates or interfere in any way with the right of the Company or its Affiliates or stockholders, as the case may be, to terminate the Optionee's employment or retention by the Company or any of its Affiliates or to increase or decrease the Optionee's compensation at any time.

     10. Shareholders' Agreement.
         -----------------------

             The rights of an Optionee with respect to each Share issuable upon exercise of an Option granted under the Plan shall be subject to and benefit from the terms of the Shareholders' Agreement (in the case of an Optionee subject to the Shareholders' Agreement) or to the terms of the Shareholders' Rights Appendix attached as Exhibit C to the Plan (in the case of an Optionee not subject to the Shareholders' Agreement), and an Optionee shall be required, as a condition of exercising an Option, to execute and deliver all such agreements and other instruments required by the Company for such purpose.

     11. Notices.
         -------

             All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier guaranteeing next day delivery, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

          (a)  if to the Company, to it at:

                           Pacer International, Inc.
                           1675 Larimer Street
                           Suite 620
                           Denver, Colorado 80202
                           Attention: Corporate Secretary
                           Telecopier: (303) 623-5310
                           Telephone: (303) 623-5115
                         with a copy to:

                         Apollo Management
                         1301 Avenue of the Americas, 38th Floor
                         New York, NY 10019
                         Attention: Joshua Harris
                         Telecopier: (212) 515-3263
                         Telephone: (212) 515-3221

          (b) if to the Optionee, to him at his address set forth in the Company's records or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (I) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

          12.  Waiver of Breach.
               ----------------

                    The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

          13.  Optionee's Undertaking.
               ----------------------

                    The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

          14.  Modification of Rights.
               ----------------------

                    Anything contained in this Agreement or the Plan to the contrary notwithstanding, no provision of this Agreement may be modified or amended without the prior written consent of the Company and the Optionee, and no interpretation, modification, amendment or termination of any provision of the Plan that would adversely affect the rights of the Optionee under or with respect to the Plan or this Agreement shall be effective as to the Optionee without the Optionee's prior written consent.

          15.  Governing Law.
               -------------

                    All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this

Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          16.  Counterparts.
               ------------

                    This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

          17.  Entire Agreement.
               ----------------

                    This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                               PACER INTERNATIONAL, INC.



                                               By:_____________________________
                                                   Name:
                                                   Title:


                                               ________________________________
                                               Optionee:_______________________


Dated:______ ,1999

                                                  [Non-Employee Director Grants]

                            NON EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (this
                    "Agreement") dated as of the date set forth on the signature page hereto, between Pacer International, Inc., a Tennessee corporation (the "Company"), and the optionee set forth on
                                      -------
                    the signature page hereto (the "Optionee").
                                                    --------

          The Company, acting through its Board of Directors (the "Board") has
                                                                   -----
granted to the Optionee, effective as of the date of this Agreement, an option under the Company's 1999 Stock Option Plan (the "Plan") to purchase up to the
                                                 ----
number of shares of the common stock, $.01 par value, of the Company (the

"Shares") set forth on the signature page hereto, on the terms and subject to
-------
the conditions set forth in this Agreement and the Plan.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

          1.  The Plan.
              --------

                    The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of this Agreement shall control. A copy of the Plan may be obtained front the Company by the Optionee upon request. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

          2.  Option; Option Price.
              --------------------

                    On the terms and subject to the conditions of this Agreement, the Optionee is hereby granted the option (the "Option") to purchase
                                                           ------
Shares at the Option Price set forth on the signature page hereto. The Option is not intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                 ----

          3.  Term.
              ----

                    The term of the Option (the "Option Term") shall commence
                                                 -----------
on the date hereof and expire on the tenth anniversary of the date hereof, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

          4.  Vesting.
              -------

                    25% of the Option shall become a Vested Option on each of the first four Anniversary Dates, provided the Optionee is a member of the Board on such date. The Option shall cease vesting as of the time that the Optionee ceases to be a member of the Board, and any portion of the Option that is not a Vested Option at such time shall become null and void and be of no further force or effect.

          5.  Exercise.
              --------

              (a)  Payment.  The following forms of payment may be used by the
                   -------
Optionee (or such other person exercising the Option in accordance with the provisions of Section 12(c) of the Plan) upon exercise of the Option:

                    (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised;

                    (ii) stock certificates (in negotiable form) representing Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised; or

                    (iii) a combination of the methods set forth in clauses (i) and (ii) above;

provided, however, that the Board may, in its sole discretion, specify the form
--------  -------
of payment to be used by providing notice thereof to the Optionee (or such other person exercising in accordance with the provisions of Section 12(c) of the
Plan) on or prior to the exercise date.

              (b)  Notice.  The Optionee (or such other person exercising the
                   ------
Option in accordance with the provisions of Section 12(c) of the Plan) may exercise the Option in whole or in part (but for the purchase of whole Shares only) by delivering a written notice (the "Notice") to the Secretary of the
                                           ------
Company. The Notice shall be delivered at least 30 days prior to the date the option may be exercised. This 30-day advance notice requirement shall not apply following an Initial Public Offering nor within the 30-day period prior to the termination or expiration of the Option, and such requirement may be waived in whole or in part by the Company with the written consent of Apollo. The Notice shall state:

                    (i)   that the Optionee elects to exercise the Option;

                    (ii) the number of Shares with respect to which the Option is being exercised (the "Optioned Shares");
                              ---------------

                    (iii) the method of payment for the Optioned Shares;

                    (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of the Option); and

                    (v) a copy of any election filed by the Optionee pursuant to Section 83(b) of the Code.

          (c)  Exercise Date.  The exercise date shall be the date on which the
               -------------
Company receives the Notice from the Optionee, or such later date as may be specified in the Notice from the Optionee.

          (d)  Issuance of Certificates.  The Company shall issue a stock
               ------------------------
certificate in the name of the Optionee (or such other person exercising the Option in accordance with the

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


provisions of Section 12(c) of the Plan) for the Shares purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such Shares. Neither the Optionee nor any person exercising the Option in accordance with the provisions of Section 12(c) of the Plan shall have any privileges as a stockholder of the Company with respect to any Shares subject to the Option until the date of issuance of a stock certificate.

          (e) Restrictions.  No Shares shall be issued and delivered upon the
              ------------
exercise of the Option unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Company shall make all reasonable efforts to comply with such requirements that relate to the Company.

     6. Sale of the Company.
        -------------------

          Notwithstanding anything else in Sections 4 or 7 of this Agreement to the contrary, upon a Sale of the Company (i) any unvested portion of the Option shall become a Vested Option, and (ii) the Option shall be exercisable until the closing of the Sale of the Company transaction, but shall terminate and be of no further force or effect following the closing of the Sale of the Company transaction.

     7. Automatic Termination of Option.
        -------------------------------

          Each Vested Option that has not previously been exercised by an Optionee shall automatically terminate and shall become null and void and be of no further force or effect upon the first of the following to occur:

               (i) the tenth anniversary of the date on which such Option is granted;

               (ii) if the Optionee's service with the Company is terminated for any reason other than the death or Disability of the Optionee, the ninetieth day following the date of such termination; or

               (iii) if the Optionee's service with the Company is terminated due to the death or Disability of the Optionee, twelve months after the date of such death or Disability.

     8.  Restriction on Transfer.
         -----------------------

          The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised during the lifetime of the Optionee only by the Optionee. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

          9.  Optionee's Service.
              ------------------

                    Nothing in the Option shall confer upon the Optionee any right to continue to be a member of the Board or interfere in any way with the right of the Company or its Affiliates or stockholders, as the case may be, to terminate the Optionee's service to the Company or any of its Affiliates or to increase or decrease the Optionee's compensation at any time.

          10.  Shareholders' Agreement.
               -----------------------

                    The rights of an Optionee with respect to each Share issuable upon exercise of an Option granted under the Plan shall be subject to and benefit from the terms of the Shareholders' Agreement (in the case of an Optionee subject to the Shareholders' Agreement) or to the terms of the Shareholders' Rights Appendix attached as Exhibit C to the Plan (in the case of an Optionee not subject to the Shareholders' Agreement), and an Optionee shall be required, as a condition of exercising an Option, to execute and deliver all such agreements and other instruments required by the Company for such purpose.

          11.  Notices.
               -------

                    All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier guaranteeing next day delivery, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

               (a)  if to the Company, to it at:

                              Pacer International, Inc.
                              1675 Larimer Street
                              Suite 620
                              Denver, Colorado 80202
                              Attention: Corporate Secretary
                              Telecopier: (303) 623-5310
                              Telephone: (303) 623-5115

                              with a copy to:

                              Apollo Management
                              1301 Avenue of the Americas, 38th Floor
                              New York, NY 10019
                              Attention: Joshua Harris
                              Telecopier: (212) 515-3263
                              Telephone: (212) 515-3221

               (b) if to the Optionee, to him at his address set forth in the Company's records or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

          12.  Waiver of Breach.
               ----------------

                    The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

          13.  Optionee's Undertaking.
               ----------------------

                    The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

          14.  Modification of Rights.
               ----------------------

                    Anything contained in this Agreement or the Plan to the contrary notwithstanding, no provision of this Agreement may be modified or amended without the prior written consent of the Company and the Optionee, and no interpretation, modification, amendment or termination of any provision of the Plan that would adversely affect the rights of the Optionee under or with respect to the Plan or this Agreement shall be effective as to the Optionee without the Optionee's prior written consent.

          15.  Governing Law.
               -------------

                    All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          16.  Counterparts.
               ------------

                    This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

          17.  Entire Agreement.
               ----------------

                    This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                          PACER INTERNATIONAL, INC.



                                          By: __________________________________
                                              Name:
                                              Title:


                                          ______________________________________
                                          Optionee:

Dated: